Exhibit 99.1

November 2016 Corporate Presentation

Forward Looking Statements

This presentation contains forward-looking statements that are based on our management’s belief and assumptions and on information currently available to our management. Although we believe that the expectations reflected in these forward-looking statements are reasonable, these statements relate to future events or our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements.

In some cases, you can identify forward-looking statements by terminology such as “may,” “might,” “could,” “would,” “will,” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “project,” “target,” “potential,” “continue” or the negative of these terms or other comparable terminology. These statements are only predictions. You should not place undue reliance on forward-looking statements because they involve known and unknown risks, uncertainties and other factors, which are, in some cases, beyond our control and which could materially affect results. If one or more of these risks or uncertainties occur, or if our underlying assumptions prove to be incorrect, actual events or results may vary significantly from those implied or projected by the forward-looking statements. No forward-looking statement is a guarantee of future performance.

The forward-looking statements in this presentation represent our views as of the date of this presentation. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we have no current intention of doing so except to the extent required by applicable law. You should therefore not rely on these forward-looking statements as representing our views as of any date subsequent to the date of this presentation.

All trademarks and registered trademarks are the property of their respective owners.

Trabodenoson is an investigational compound and is not yet approved by the FDA for any indication.

Inotek: Transforming Glaucoma Treatment

Trabodenoson: Novel adenosine mimetic that stimulates a natural pathway

Glaucoma: *$5.6 billion worldwide market with low compliance.[1]

1

Phase 1 Monotherapy showed **no dose related side effects** (ocular or systemic) at greater than Phase 3 doses

2

Phase 2 Monotherapy showed **clear dose response**, good ocular and systemic safety, ability to dose QD or BID, additive efficacy to prostaglandins

3

First Phase 3 Monotherapy, MATrX-1, tests QD and BID doses against **placebo.** Results to be announced early Jan. 2017

First fixed-dose combination trial initiated in 2016 | Adenosine A_1 activation is neuroprotective in the retina and brain.[2-4]

*Source: IMS Health in 2013

[1]Schwartz GF & Quigley HA, Survey of Ophthalmology 2008;53: S57-S58

[2]Gomes et al. 2011, [3]Zhong et al. 2013, [4]Cunha 2005

3

Leadership with History Together

$2 Billion U.S. Glaucoma Market

Unmet Need: Effective QD treatment with minimal side effects

IOP Elevation Drives Treatment

Objective: Normalized Intraocular Pressure (IOP)

-Administration ed-Dose

Combination

Market Opportunity as First or Second Line

First Line: IOP Lowering; Safety/Tolerability = Compliance

Second Line: Additive efficacy to latanoprost; Minimal added side effects, QD dosing

Trabecular Meshwork:

The Natural Mechanism for Regulating IOP

Trabodenoson’s Novel Mechanism*

• Binds to A1 receptors on Trabecular Meshwork

• Upregulates MMP-2, digesting extracellular matrix proteins that clog the TM

• Research supporting trabodenoson’s MOA presented at the 2016 American Glaucoma Society

*Increased secretion of MMPs contributes to trabodenoson-induced changes in conventional outflow facility;

DS Albers, CE Crosson, JS Myers, CC Rich, R Baumgartner, and WK McVicar; American Glaucoma Society Annual Meeting, March 2016, Poster #: PO047

From Adenosine to Trabodenoson

Trabodenoson Rational Design

Trabodenoson is an adenosine mimetic optimized to selectively target the A1 receptor

Compound A1 (Ki, nM) A2a (Ki, nM) A3 (Ki, nM)

Trabodenoson 0.97 4,690 704

Phase 1: Good Safety Profile and Tolerable

xicity; no dose-stemic side effects; osure at high doses

No Clinically Significant Safety Signals in Trials to Date
Phase 1 Comprehensive Safety Assessments included:
•	Continuous cardiac monitor	•	Adverse events
•	12-lead ECG	•	Physical examinations
•	Orthostatic BP and heart rate	•	Clinical laboratory assessments
•	Vital signs	•	Toxicology screen
•	Blood cardiac troponin I	•	Ophthalmology assessments
•	Spirometry – FEV1		–	Slit lamp exam/hyperemia
•	Blood pharmacokinetic sampling		–	Fundus exam
•	Urine pharmacokinetic sampling		–	Best-corrected visual acuity
			–	Intraocular pressure
•	Renal biomarkers
•	Karolinska sleepiness scale

No Clinically Significant Safety Signals in Trials to Date

Phase 1 Comprehensive Safety Assessments included:

Continuous cardiac monitor

12-lead ECG

Orthostatic BP and heart rate

Vital signs

Blood cardiac troponin I

Spirometry –FEV1

Blood pharmacokinetic sampling

Urine pharmacokinetic sampling

Renal biomarkers

Karolinska sleepiness scale

•Adverse events

•Physical examinations

•Clinical laboratory assessments

•Toxicology screen

•Ophthalmology assessments

Slit lamp exam/hyperemia

Fundus exam

Best-corrected visual acuity

Intraocular pressure

Phase 2: IOP Statistically Lowered at All Timepoints on Day 28

Pre-randomization

Post-randomization

FIG. 2.

Mean IOP for the trabodenoson 500 mcg and placebo groups pre- randomization

(Day -1) and after post-randomization (Days 14, 28, and 29).

Phase 2 Dose Ranging Trial: Hyperemia Score Graded (0-3)

MATrX-1 Phase 3 Trial Design

Identical population to Phase 2

• IOP ≥24 mmHg

• ~ 300 patients treated for 12 weeks

ClinicalTrials.gov Identifier: NCT02565173

Three trabodenoson doses

1000 mcg QD

2000 mcg QD

1500 mcg BID

Placebo controlled

Statistical comparator

Timolol 0.5% BID

Internal control

Not part of statistical

comparisonvb

Timolol Trial Experience – Range of Results

Study	Year Published	IOP Reduction (mmHg)
Timolol Phase III[13]	1979	4.9-7.6
Timolol versus Betaxolol[14]	1986	8.4
Timolol versus Epinephrine[15]	1988	7.1-8.9
Timolol versus Dorzolamide[16]	1995	5.4-7.1
Timolol versus Latanoprost[17]	1995	6.7
Timolol versus Latanoprost[18]	1995	8.3
Timolol versus Travoprost[19]	2001	3.8-7.1
Timolol versus Bimatoprost[20]	2001	5.6
Timolol versus Combigan[21]	2005	4.3-6.2
Timolol versus Xalacom[22]	2010	7.2
Timolol versus Latanoprostene Bunod[23]	2016	6.6-8.0
Timolol versus Latanoprostene Bunod[24]	2016	6.6-7.9



IOP Reduction with Timolol 0.5% BID in Phase III Trials
IOP Reduction (mmHg)
0
1
2
3
4
5
6
7
8
9
1975
1980
1985
1990
1995
2000
2005
2010
2015
2020
Year of Publication

13. Zimmerman et al. Arch Ophthalmol 1979; 14. Stewart et al. Arch Ophthalmol 1986; 15. Alexander et al. Ophthalmology 1988; 16. Strahlman et al. Arch Ophthalmol 1995; 17. Alm et al. Ophthalmology 1995; 18. Watson et al. Ophthalmology 1996; 19. Netland et al. Am J Ophthalmol 2001; 20. Sherwood et al. Survey of ophthalmology 2001; 21. Craven et al. J Ocul Pharmacol Ther 2005; 22. Higginbotham et al. Arch Ophthalmol 2010; 23. Weinreb et al. Ophthalmology 2016; 24. Medeiros et al. Am J Ophthalmol 2016.

16

Timolol

• Clinical efficacy in practice is lower than in clinical trials2

– Trinity Survey of 100 Ophthalmologists – Median IOP lowering of 4.5 mmHg (range 3.0 to 6.0 mmHg)

• IMS Data shows monotherapy use is low and continues to decline.3

• Real safety risks with timolol4

– Serious events, including death, have been reported even in patients with co-morbidities.

• While somewhat variable, timolol has generally demonstrated IOP drift over time (tachyphylaxis) 7-12

• 2 year data of people requiring second agent (LASER trial)

• Timolol dosing disadvantages: BID, loss of efficacy at night

1. Summary Health Statistics:NHIS:2014. 2. Trinity Health Survey:2016; 3. IMS Data; 4. Timoptic XE label; 5. Bachelor et al. Ophthalmology, 1979; 6. Schuman et al.

Ophthalmology, 2000; 7. Krieglstein et al. Klin Monatsbl Augenheilkd, 1979; 8. Steinert et al. Arch Ophthalmol, 1981; 9. Nielsen et al. Acta ophthalmologica, 1982; 10. Bengtsson et al. Invest Ophthalmol Vis Sci, 2001; 11. Gandolfi et al. Invest Ophthalmol Vis Sci, 1990; 12. Gandolfi et al. Invest Ophthalmol Vis Sci, 1996.

Additional Phase 3 Trials

MATrX—2

Long—Term Safety Trial

• Similar design as MATrX-1

• Primary endpoint = safety

• Optimized dose to be selected from MATrX-1

• Greater IOP range

• Large sample size

• At least 300 patients treated for at least

6 months, and 100 patients for at least

12 months

• Similar patient population to Phase 2

Phase 3 Program

• Primary endpoint versus placebo

Optimized for Success:

• Higher doses than in Phase 2

– Below the maximum dose tested in Phase 1

Phase 2 Fixed-dose Combination Trial of

Trabodenoson and Latanoprost

Trabo 6.0%

Trabo 6.0%

GOAL: Identify optimal benefit/

LP 0.005%

LP 0.005%

risk profile for confirmatory trials

Trabo 3.0%

Trabo 3.0%

• N ~165 subjects

LP 0.005%

LP 0.005%

• Diagnosis of ocular hypertension (OHT) or

Placebo

Trabo 6.0%

Trabo 6.0%

No Ocular

Primary Open-Angle Glaucoma (POAG)

LP 0.0025%

LP 0.0025%

• Baseline IOP ≥25 and ≤34 mmHg

Run-In

Treatment

• Trabodenoson doses: 3% and 6%

LP 0.005%

LP 0.005%

• Latanoprost doses: 0.005% (commercial dose) and 0.0025%

LP 0.0025%

LP 0.0025%

• Subjects assigned 4 wks of AM and 4 wks of PM dosing in a masked manner 4 Weeks 4 Weeks

Data Readout: 2H 2017 Screening Washout Run-in Observation 2 Month Active Treatment (QD)

Period Period Period Period

Masked 4 Week AM and PM periods

1 to 14 1 to 39 5 to 9

Day 1 to Day 56

Days Days Days

7 Days

ClinicalTrials.gov Identifier: NCT 02829996

Back of Eye: Potential for Orphan Indications

Optic Neuropathies and Degenerative Retinal Diseases

- Trabodenoson shows potential in treating the **back of the eye**:
- Preclinical data support effect:
  - High Pressure Optic Neuropathy Model
  - Eye drops shown to deliver drug to retina in rabbits and monkeys
- Orphan indications being evaluated:
  - Retinitis Pigmentosa
  - Non-Arteritic Ischemic Optic Neuropathy (NAION)

Adenosine receptors in the back of the eye/Retina


Retinal Layers
Section through retina
Cells
Nerve fiber layer
Ganglion cell layer
Inner plexiform layer
Inner nuclear layer
Outer plexiform layer
Outer nuclear layer
Photoreceptor layer
Pigment epthelium
Inner limiting membrane
Axons at surface of retina pass via optic nerve, chiasm, and tr to lateral geniculate body
Ganglion cell
Müller cell (supporting glial cell)
Bipolar cell
Amarcine cell
Horizontal cell
Rod
Cone
Pigment cells of choroid
A1 Receptors

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Inotek Value Drivers e3 Meeting Glaucoma 360 Phase 3 MATrX-1 Trial ✓ Phase 3 MATrX-1 ✓ Presented Preclinical Results • Phase 3 MATrX-2 Initiation Research at AGS • Initiation of Phase 3 Results ✓ Presented at GTC BIO MATrX-2 • Monotherapy NDA ✓ ARVO Poster • Initiation of Submission Presentations Monotherapy Long- ✓ Publication of Phase term Safety Trial 1/2 Clinical Data • FDC Phase 2 Dose ✓ Initiated FDC Dose Ranging Results Ranging Trial ✓ Presented at OIS 21

Thank you